Exhibit 12.4

CERTIFICATE OF CORPORATE RESOLUTIONS

OF

BOUNDLESS CORPORATION

Debtor-in-Possession

I, John Ryan, do hereby certify that I am Secretary of BOUNDLESS CORPORATION, debtor-in-possession, a corporation organized under the laws of the State of Delaware and that a special meeting of the Board of Directors of said corporation, duly held at its office on the ___day of January 2005, at which a quorum was present and acting throughout, the following resolutions were duly moved, seconded and unanimously adopted:

RESOLVED: That it is to the best interest of this corporation to enter into an agreement with ENTREPRENEUR GROWTH CAPITAL LLC (“EGC”), providing for the grant to EGC of a lien and security in substantially all of the assets of this corporation and the transfer of certain of this corporation's accounts upon the terms set forth in said agreement; and it was further

RESOLVED: That any officer or officers of this corporation are hereby authorized and empowered, on its behalf, to execute said agreement and any modification thereof, and any such formal schedules of assignment of accounts, transfer of instruments, financial and other statements, and any and all further agreements, papers, documents and certificates, as may from time to time be required by said EGC, upon any matters or transactions arising under said agreement or in connection with any further financial arrangements with this corporation; and it was further

RESOLVED: That all acts of the officers of this corporation, and all agreements, modifications, transfers, assignments, certificates and statements, which they or any of them may do, execute or deliver in pursuance of said agreement and to facilitate transactions thereunder, are hereby ratified and approved; and it was further

RESOLVED: That any officer, employee, agent or nominee of EGC is hereby authorized and empowered to endorse the name of this corporation to any and all checks, drafts and other instruments or orders for the payment of money, payable to this corporation or its order, to deposit the same in any account or accounts of EGC with any bank and/or any of the branches of said banks, and to deal with any and all of such checks, drafts, and other instruments or orders for the payment of money and the proceeds thereof as the property of said EGC; and it was further

RESOLVED: That any bank be, and they hereby are, authorized and requested to receive for deposit to the credit of said EGC without further inquiry, all such checks, drafts and other orders or instruments for the payment of money, payable to this corporation or its order, and that said banks shall be under no liability to this corporation for the disposition which said EGC may or shall make of the said instruments or the proceeds thereof.

I further certify that the foregoing resolutions remain in full force and effect, and have not been rescinded or modified.

IN WITNESS WHEREOF, I have hereunto set my hand as Secretary of said corporation by order of its Board of Directors, as of this ___ day of January 2005.

BOUNDLESS CORPORATION

By:	/s/ John Ryan
John Ryan, Secretary

[SEAL]

Exhibit 12.4

CERTIFICATE OF CORPORATE RESOLUTIONS

OF

BOUNDLESS TECHNOLOGIES, INC.

Debtor-in-Possession

I, John Ryan, do hereby certify that I am Secretary of BOUNDLESS TECHNOLOGIES, INC., debtor-in-possession, a corporation organized under the laws of the State of Delaware and that a special meeting of the Board of Directors of said corporation, duly held at its office on the ___day of January 2005, at which a quorum was present and acting throughout, the following resolutions were duly moved, seconded and unanimously adopted:

RESOLVED: That it is to the best interest of this corporation to enter into an agreement with ENTREPRENEUR GROWTH CAPITAL LLC (“EGC”), providing for the grant to EGC of a lien and security in substantially all of the assets of this corporation and the transfer of certain of this corporation's accounts upon the terms set forth in said agreement; and it was further

RESOLVED: That any officer or officers of this corporation are hereby authorized and empowered, on its behalf, to execute said agreement and any modification thereof, and any such formal schedules of assignment of accounts, transfer of instruments, financial and other statements, and any and all further agreements, papers, documents and certificates, as may from time to time be required by said EGC, upon any matters or transactions arising under said agreement or in connection with any further financial arrangements with this corporation; and it was further

RESOLVED: That all acts of the officers of this corporation, and all agreements, modifications, transfers, assignments, certificates and statements, which they or any of them may do, execute or deliver in pursuance of said agreement and to facilitate transactions thereunder, are hereby ratified and approved; and it was further

RESOLVED: That any officer, employee, agent or nominee of EGC is hereby authorized and empowered to endorse the name of this corporation to any and all checks, drafts and other instruments or orders for the payment of money, payable to this corporation or its order, to deposit the same in any account or accounts of EGC with any bank and/or any of the branches of said banks, and to deal with any and all of such checks, drafts, and other instruments or orders for the payment of money and the proceeds thereof as the property of said EGC; and it was further

RESOLVED: That any bank be, and they hereby are, authorized and requested to receive for deposit to the credit of said EGC without further inquiry, all such checks, drafts and other orders or instruments for the payment of money, payable to this corporation or its order, and that said banks shall be under no liability to this corporation for the disposition which said EGC may or shall make of the said instruments or the proceeds thereof.

I further certify that the foregoing resolutions remain in full force and effect, and have not been rescinded or modified.

IN WITNESS WHEREOF, I have hereunto set my hand as Secretary of said corporation by order of its Board of Directors, as of this ___ day of January 2005.

BOUNDLESS TECHNOLOGIES, INC.

By:	/s/ John Ryan
John Ryan, Secretary

[SEAL]

Exhibit 12.4

CERTIFICATE OF CORPORATE RESOLUTIONS

OF

BOUNDLESS MANUFACTURING SERVICES, INC.

Debtor-in-Possession

I, John Ryan, do hereby certify that I am Secretary of BOUNDLESS MANUFACTURING SERVICES, INC., debtor-in-possession, a corporation organized under the laws of the State of Delaware and that a special meeting of the Board of Directors of said corporation, duly held at its office on the ___day of January 2005, at which a quorum was present and acting throughout, the following resolutions were duly moved, seconded and unanimously adopted:

RESOLVED: That it is to the best interest of this corporation to enter into an agreement with ENTREPRENEUR GROWTH CAPITAL LLC (“EGC”), providing for the grant to EGC of a lien and security in substantially all of the assets of this corporation and the transfer of certain of this corporation's accounts upon the terms set forth in said agreement; and it was further

RESOLVED: That any officer or officers of this corporation are hereby authorized and empowered, on its behalf, to execute said agreement and any modification thereof, and any such formal schedules of assignment of accounts, transfer of instruments, financial and other statements, and any and all further agreements, papers, documents and certificates, as may from time to time be required by said EGC, upon any matters or transactions arising under said agreement or in connection with any further financial arrangements with this corporation; and it was further

RESOLVED: That all acts of the officers of this corporation, and all agreements, modifications, transfers, assignments, certificates and statements, which they or any of them may do, execute or deliver in pursuance of said agreement and to facilitate transactions thereunder, are hereby ratified and approved; and it was further

RESOLVED: That any officer, employee, agent or nominee of EGC is hereby authorized and empowered to endorse the name of this corporation to any and all checks, drafts and other instruments or orders for the payment of money, payable to this corporation or its order, to deposit the same in any account or accounts of EGC with any bank and/or any of the branches of said banks, and to deal with any and all of such checks, drafts, and other instruments or orders for the payment of money and the proceeds thereof as the property of said EGC; and it was further

RESOLVED: That any bank be, and they hereby are, authorized and requested to receive for deposit to the credit of said EGC without further inquiry, all such checks, drafts and other orders or instruments for the payment of money, payable to this corporation or its order, and that said banks shall be under no liability to this corporation for the disposition which said EGC may or shall make of the said instruments or the proceeds thereof.

I further certify that the foregoing resolutions remain in full force and effect, and have not been rescinded or modified.

IN WITNESS WHEREOF, I have hereunto set my hand as Secretary of said corporation by order of its Board of Directors, as of this ___ day of January 2005.

BOUNDLESS MANUFACTURING SERVICES, INC.

By:	/s/ John Ryan
John Ryan, Secretary

[SEAL]

Exhibit 12.4

CERTIFICATE OF CORPORATE RESOLUTIONS

OF

BOUNDLESS ACQUISITION CORP.

Debtor-in-Possession

I, John Ryan, do hereby certify that I am Secretary of BOUNDLESS ACQUISITION CORP., debtor-in-possession, a corporation organized under the laws of the State of Delaware and that a special meeting of the Board of Directors of said corporation, duly held at its office on the ___day of January 2005, at which a quorum was present and acting throughout, the following resolutions were duly moved, seconded and unanimously adopted:

RESOLVED: That it is to the best interest of this corporation to enter into an agreement with ENTREPRENEUR GROWTH CAPITAL LLC (“EGC”), providing for the grant to EGC of a lien and security in substantially all of the assets of this corporation and the transfer of certain of this corporation's accounts upon the terms set forth in said agreement; and it was further

RESOLVED: That any officer or officers of this corporation are hereby authorized and empowered, on its behalf, to execute said agreement and any modification thereof, and any such formal schedules of assignment of accounts, transfer of instruments, financial and other statements, and any and all further agreements, papers, documents and certificates, as may from time to time be required by said EGC, upon any matters or transactions arising under said agreement or in connection with any further financial arrangements with this corporation; and it was further

RESOLVED: That all acts of the officers of this corporation, and all agreements, modifications, transfers, assignments, certificates and statements, which they or any of them may do, execute or deliver in pursuance of said agreement and to facilitate transactions thereunder, are hereby ratified and approved; and it was further

RESOLVED: That any officer, employee, agent or nominee of EGC is hereby authorized and empowered to endorse the name of this corporation to any and all checks, drafts and other instruments or orders for the payment of money, payable to this corporation or its order, to deposit the same in any account or accounts of EGC with any bank and/or any of the branches of said banks, and to deal with any and all of such checks, drafts, and other instruments or orders for the payment of money and the proceeds thereof as the property of said EGC; and it was further

RESOLVED: That any bank be, and they hereby are, authorized and requested to receive for deposit to the credit of said EGC without further inquiry, all such checks, drafts and other orders or instruments for the payment of money, payable to this corporation or its order, and that said banks shall be under no liability to this corporation for the disposition which said EGC may or shall make of the said instruments or the proceeds thereof.

I further certify that the foregoing resolutions remain in full force and effect, and have not been rescinded or modified.

IN WITNESS WHEREOF, I have hereunto set my hand as Secretary of said corporation by order of its Board of Directors, as of this ___ day of January 2005.

BOUNDLESS ACQUISITION CORP

By:	/s/ John Ryan
John Ryan, Secretary

[SEAL]

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